Subsequent events	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Subsequent events
H. Subsequent Events
Potential acquisition
On January 25, 2023, Millicom confirmed that a potential acquisition of all outstanding shares in Millicom is being discussed with Apollo Global Management and Claure Group. There is no certainty that a transaction will materialize nor as to the terms, timing or form of any potential transaction.
Colombia financing
On January 5, 2023, UNE issued a COP230 billion (approximately $50 million) bond consisting of two tranches with three and four and a half-year maturities. Interest rates are variable, based on CPI + a margin, and are payable in Colombian peso.